                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                     pursuant to Section 5.07(b) of Sale and
             Servicing Agreement (capitalized terms used herein are
                         defined in Appendix A thereto)

--------------------------------------------------------------------------------
Distribution Date:  May 25, 2004


(i)     Amount of principal being paid or distributed in respect of the Certificates:
                          $0.00
                 ----------------------
                (   $               -    , per $1,000 original principal amount of the Notes)
                 ----------------------

(ii)    (a)  Amount of interest being paid or distributed in respect of the Certificates:
                       $299,000.00
                 ----------------------
                (   $        0.0000046   , per $1,000 original principal amount of the Notes)
                 ----------------------
        (a)  Amount of interest being paid or distributed in respect of the Certificates Strip:
                       $29,250.00
                 ----------------------
                (   $        0.0000005   , per $1,000 original principal amount of the Notes)
                 ----------------------
(iii)   Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  (a)  Distributed to Certificateholders:
                          $0.00
                 ----------------------
                (   $                -   , per $1,000 original principal amount of the Certificates)
                 ----------------------
             (b)  Distributed to Certificateholders:
                          $0.00
                 ----------------------
                (   $                -   , per $1,000 original principal amount of the Certificates)
                 ----------------------
        (2)  (a)  Balance on Certificateholders:
                          $0.00
                 ----------------------
                (   $                -   , per $1,000 original principal amount of the Notes)
                 ----------------------
             (b)  Balance on Certificateholders:
                          $0.00
                 ----------------------
                (   $                -   , per $1,000 original principal amount of the Notes)
                 ----------------------

(iv)    Payments made under the Cap Agreement on such date:                May 24, 2004
                                                                      ---------------------
                (         $0.00          with respect to the Certificates,
                 ----------------------
                (         $0.00          with respect to the Notes,
                 ----------------------
                (         $0.00          outstanding amount owed to Cap Provider.
                 ----------------------

(v)     Pool Balance at end of related Collection Period:            $486,488,219.70
                                                                    -----------------

(vi)    After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:        $0.00
                                                                       --------------
             (2)  Class A-1 Note Pool Factor:                      -
                                                       ---------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:     $391,488,219.70
                                                                       ---------------
             (2)  Class A-2 Note Pool Factor:               0.62638115
                                                       ---------------
        (c)  (1)  Outstanding principal amount of Class M Notes:       $30,000,000.00
                                                                       --------------
             (2)  Class M Note Pool Factor:                 1.00000000
                                                       ---------------
        (d)  (1)  Outstanding principal amount of Certificates:        $65,000,000.00
                                                                       --------------
             (2)  Certificate Pool Factor:                  1.00000000
                                                       ---------------



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                                                                          Page 2



(vii)   Certificate Interest Rate:
        (a)  In general
             (1)  Three-Month Libor was
                      1.1200000%   for the current period
                  ----------------
             (2)  The Student Loan Rate was:       Not Applicable      (1)
                                                   --------------------
        (b)  Certificate Interest Rate:            2.0200000%  (Based on 3-Month LIBOR)
                                                   ---------------

    (1) This Calculation not required unless Three-Month LIBOR for such Interest
        Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)       Amount of Master Servicing Fee for  related Collection Period:          $617,803.80
                                                                                --------------------
                   $ 0.000009505        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(ix)         Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                --------------------
                   $ 0.046153846        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(x)     (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      $748,074.03
                                                                                                ---------------
        (b)  Delinquent Contracts                         # Disb.       %               $ Amount            %
                                                          -------     -----             --------          -----
             30-60 Days Delinquent                          848       1.78%           $  9,505,492        2.24%
             61-90 Days Delinquent                          464       0.98%           $  4,702,137        1.11%
             91-120 Days Delinquent                         330       0.69%           $  3,494,188        0.82%
             More than 120 Days Delinquent                  408       0.86%           $  5,437,554        1.28%
             Claims Filed Awaiting Payment                  198       0.42%           $  1,408,319        0.33%
                                                         --------   -------          --------------     --------
                TOTAL                                     2,248       4.73%           $ 24,547,690        5.79%

(xi)    Amount in the Reserve Account:            $8,917,751.82
                                             --------------------

(xii)   Amount in the Prefunding Account:         $0.00
                                             --------------------

(xiii)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:          0.00




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